MFS(R) Global Equity Fund

                      Supplement to the Current Prospectus

Effective immediately, in the fourth paragraph after the Average Annual Total Returns Table, after the first two sentences the following is added:

For periods ended prior to March 31, 2004, performance for class R shares included the performance of the fund's class B shares (the "Prior Methodology"). Performance for class R shares now includes the performance of the fund's class A shares for periods prior to the offering of class R shares because class A shares now have a 10 year performance history and operating expenses that are more similar to class R share operating expenses. Under the Prior Methodology, class R share performance would have been lower and, for the periods ending December 31, 2005, would have been: 7.22%-1 Year, 4.74%-5 Years and 8.37%-10 Years.

                 The date of this Supplement is October 1, 2006.